                                                                    EXHIBIT 10.4

                 CONSENT AND AMENDMENT AGREEMENT WITH RELEASE

     THIS CONSENT AND AMENDMENT AGREEMENT WITH RELEASE ("Agreement"), is made as of September 28, 2001, by and between Wells Fargo Bank Minnesota, N.A., as Trustee for the Registered Certificateholders of Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2000-2, by and through its authorized master servicer ORIX Capital Markets, LLC, a Delaware limited liability company (f/k/a ORIX Real Estate Capital Markets, LLC, a Delaware limited liability company) (collectively, "Lender"), and Residence Inn III, LLC, a Delaware limited liability company ("Borrower") with reference to the following agreed upon facts:

                                   RECITALS
                                   --------

     A. On or about December 29, 1999, Lender's predecessor in interest, Bank of America, N.A., a national banking association ("Original Lender"), made a loan to Borrower in the original principal amount of Fifty-Five Million Five Hundred Eighty-Eight Thousand and No/100 Dollars ($55,588,000.00) (the "Loan"), pursuant to the terms of that certain Loan Agreement dated December 29, 1999, by Borrower, in favor of Original Lender (the "Loan Agreement").

     B. The Loan is evidenced by that certain Promissory Note dated December 29, 1999, executed by Borrower, as maker, in favor of Original Lender, as holder, in the original face amount of Fifty-Five Million Five Hundred Eighty-Eight Thousand and No/100 Dollars ($55,588,000.00) (the "Note"), and is secured by, among other documents:

          1. that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "Massachusetts Mortgage") dated as of December 29, 1999, executed by Borrower, in favor of Original Lender, and filed in the Registry District of Middlesex County, State of Massachusetts, on January 7, 2000, as Document No. 187647, in Book 176, Page 91 (and recorded with Deeds, Book 10613, Page 245), encumbering that certain 130-unit hotel described in the attached Exhibit "A" and commonly known as 1775 Andover Street, Tewksbury, Massachusetts (the "Massachusetts Property");

          2. that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "Alabama Mortgage") dated as of December 29, 1999, executed by Borrower, in favor of Original Lender, and recorded in the Official Records of Montgomery County, State of Alabama, on January 4, 2000, in Real Property Book 2070, Page 0203, encumbering that certain 94-unit hotel described on the attached Exhibit

               "B" and commonly known as 1200 Hilmar Court, Montgomery, Alabama (the "Alabama Property");

          3. that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "Bakersfield Mortgage") dated as of December 29, 1999, executed by Borrower, in favor of Original Lender, and recorded in the Official Records of Kern County, State of California, on January 4, 2000, as Instrument No. 0200000535, encumbering that certain 114-unit hotel described on the attached Exhibit "C" and commonly known as 4241 Chester Lane, Bakersfield, California (the "Bakersfield Property");

          4. that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "Pleasant Hill Mortgage") dated as of December 29, 1999, executed by Borrower, in favor of Original Lender, and recorded in the Official Records of Contra Costa County, State of California, on January 4, 2000, as Instrument No. 00-0000775, encumbering that certain 126-unit hotel described on the attached Exhibit "D" and commonly known as 700 Ellinwood Way, Pleasant Hill, California (the "Pleasant Hill Property");

          5. that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "San Ramon Mortgage") dated as of December 29, 1999, executed by Borrower, in favor of Original Lender, and recorded in the Official Records of Contra Costa County, State of California, on January 4, 2000, as Instrument No. 00-0000777, encumbering that certain 106-unit hotel described on the attached Exhibit "E" and commonly known as 1071 Market Place, San Ramon, California (the "San Ramon Property");

          6. that certain Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "Connecticut Mortgage") dated as of December 29, 1999, executed by Borrower, in favor of Original Lender, and recorded in the Official Records of Meridan County, State of Connecticut, on January 3, 2000, in Volume 2534, Page 30, encumbering Borrower's leasehold interest in that certain 106-unit hotel described on the attached Exhibit "F" and commonly known as 390 Bee Street, Meridan, Connecticut (which leasehold interest is referred to herein as the "Connecticut Property");

          7. that certain Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement (the "Georgia Mortgage") dated as of December 29, 1999, executed by Borrower, in favor of Original Lender, and recorded in the Official Records of Fulton County, State of Georgia, on February 28, 2000, in Deed Book 28610, Page 144, encumbering that certain 126-unit hotel described on the attached Exhibit "G" and commonly known as 3401 International Boulevard, Hapeville, Georgia (the "Georgia Property");

          8. that certain Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "Ohio Mortgage") dated as of December 29, 1999, executed by Borrower, in favor of Original Lender, and recorded in the Official Records of Hamilton County, State of Ohio, on January 10, 2000, in Book 8166, Page 460, encumbering that certain 118-unit hotel described on the attached Exhibit "H" and commonly known as 11401 Reed Hartman Highway, Blue Ash, Ohio (the "Ohio Property");

          9. that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "Irving Mortgage") dated as of December 29, 1999, executed by Borrower, in favor of Original Lender, and recorded in the Official Records of Dallas County, State of Texas, on January 5, 2000, as Document No. 856105, in Volume 2000003, Page 820, encumbering that certain 120-unit hotel described on the attached Exhibit "I" and commonly known as 950 Walnut Hill, Irving, Texas (the "Irving Property"); and

          10. that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "Houston Mortgage") dated as of December 29, 1999, executed by Borrower, in favor of Original Lender, and recorded in the Official Records of Harris County, State of Texas, on January 3, 2000, as Document No. U153854, encumbering that certain 110-unit hotel described on the attached Exhibit "J" and commonly known as 525 Bay Area Boulevard, Houston, Texas (the "Houston Property").

     C. The Massachusetts Mortgage, the Alabama Mortgage, the Bakersfield Mortgage, the Pleasant Hill Mortgage, the San Ramon Mortgage, the Connecticut Mortgage, the Georgia Mortgage, the Ohio Mortgage, the Irving Mortgage and the Houston Mortgage are hereinafter sometimes referred to collectively as the "Mortgages". The Massachusetts Property, the Alabama Property, the Bakersfield Property, the Pleasant Hill Property, the San Ramon Property, the Connecticut Property, the Georgia Property, the Ohio Property, the Irving Property, and the Houston Property are hereinafter sometimes referred to individually as a "Property," and collectively as the "Properties."

     D. The Mortgages, the Note and the Loan Agreement, along with any and all other agreements, certificates or other documents evidencing the Loan shall hereinafter collectively be defined as the "Loan Documents."

     E. Lender is the current owner, mortgagee (or beneficiary, as the case may be) and assignee of each of the Loan Documents.

     F. Borrower and Apple Hospitality Two, Inc., a Virginia corporation ("AHT"), have entered into that certain Purchase Agreement dated May 18, 2001, as amended by (i) that certain Amendment and Joinder dated July 30, 2001, by and among Borrower, AHT and the Partnership, and (ii) that certain Second Amendment and Joinder dated as of August 31, 2001, by and among Borrower, AHT, the Partnership, Crestline, Capital Corporation, a Maryland corporation

("Crestline Capital"), CC USAGP LLC, a Delaware limited liability company ("CC USAGP"), CCMH Desert Springs Corporation, a Delaware corporation ("CCMH Desert Springs"), and CCRI USA LLC, a Delaware limited liability company ("CCRI USA") (the "Purchase Agreement"); pursuant to the Purchase Agreement, on the date hereof:

          1. CC USAGP, CCMH Desert Springs and CCRI USA transferred all of their respective partnership interests in the Partnership to (i) AHT Res III GP, Inc., a Virginia corporation ("AHT GP"), and (ii) AHT Res III LP, Inc., a Virginia corporation ("AHT LP"), as a result of which AHT GP owns a one percent (1%) partnership interest in the Partnership as the sole general partner of the Partnership, and AHT LP owns a ninety-nine percent (99%) partnership interest in the Partnership as the sole limited partner of the Partnership (and AHT owns one hundred percent (100%) of the stock shares in each of AHT GP and AHT LP); and

          2. Crestline Capital transferred one hundred percent (100%) of its stock shares in Crestline RES III to AHT, as a result of which AHT is the sole shareholder of Crestline RES III.

     G. Borrower and Apple Hospitality Management, Inc., a Virginia corporation ("AHM") have entered into that certain Master Hotel Lease Agreement of even date herewith, pursuant to the terms of which Borrower shall lease the Properties to AHM.

     H. Article 7 of the Loan Agreement provides that an Event of Default shall occur if Borrower shall fail to comply with, observe or perform any covenant or agreement in any of the Loan Documents. Borrower acknowledges the existence and enforceability of Article 7 of the Loan Agreement as well as Lender's ability to declare an Event of Default under the circumstances described above, absent consent thereto from Lender, and has requested Lender's consent to (i) the transfer of partnership interests in the Partnership, (ii) the transfer of shares of stock in Crestline RES III , (iii) the assignment by Borrower of all of its rights and obligations under that certain Management Agreement dated December 29, 1999, executed by Residence Inn by Marriott, Inc., a Delaware corporation ("Marriott"), as Manager, and Borrower, as owner (the "Management Agreement") to AHM, (iv) the subsequent amendment and restatement of such Management Agreement pursuant to that certain Amended and Restated Management Agreement dated September 28, 2001, executed by Marriott, as Manager, and AHM, as Lessee (collectively, the "Transfer"), and (v) the leasing of the Properties from Borrower to AHM (the "Leasing").

     I. Lender has agreed to consent to the Transfer, the Leasing, and certain related amendments to the Loan Agreement subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

                                   AGREEMENT
                                   ---------

     1.   Recitals.  The Recitals set forth above are incorporated by reference
          --------
herein. Borrower acknowledges that the Recitals are not mere recitals but are representations of fact which are being relied upon by Lender in consenting to the Transfer and the Leasing.

     2.   Reaffirmation.  Borrower acknowledges, represents and warrants that
          -------------
the terms and conditions of the Loan Documents are in full force and effect, without waiver, modification (except as specifically set forth herein) or offset of any kind whatsoever.

     3.   Conditions Precedent to Lender's Consent.  Lender hereby consents to
          ----------------------------------------
the Transfer, the Leasing, and certain related amendments to the Loan Agreement upon Borrower's timely, full and complete satisfaction of the following conditions precedent (the "Closing"):

     (a) the full and complete execution and delivery to Lender of the following documents, each of even date herewith:

          (i)   this Agreement;
         (ii) a Certificate of Limited Liability Company and Authorization to Sign;
        (iii)   a Certificate of Partnership and Authorization to Sign;
         (iv)   Borrower's Financial Certificate;
          (v) Borrower Principal's Financial Certificate (Apple Hospitality Two, Inc.) (the "AHT Financial Certificate");
         (vi) Borrower Principal's Financial Certificate (Apple Suites Advisors, Inc.) (the "Apple Suites Financial Certificate");
        (vii) Acknowledgment and Agreement of the Borrower Principals to Personal Liability for the Exceptions to Non-Recourse;
       (viii) Environmental Indemnity Agreement (the "Environmental Indemnity"), to be executed by AHT and Apple Suites; and
         (ix) Nondisturbance Agreement and Consent of Management (the "Management Agreement Subordination"), to be executed by Lender, AHM, Borrower and Marriott.

     (b) Lender's review and approval of the organizational documents of Borrower and its constituent members;

     (c) the delivery to Lender of a lender's policy form of "Fairway Endorsement" or its equivalent to each of the Lender's title policies for the Properties, if available;

     (d) the delivery to Lender of satisfactory evidence of the currency of the Required Insurance;

     (e) the full release and reconveyance of any other monetary liens or monetary encumbrances against the Properties other than the Mortgages and other Permitted Encumbrances (as defined in the Loan Agreement);

     (f) Lender's receipt and approval of an opinion letter from counsel for Borrower, the Partnership, Crestline RES III, AHT and Apple Suites Advisors, Inc., a Virginia corporation

("Apple Suites") (i) that the above-referenced entities are validly existing and duly organized, (ii) that the undersigned parties are duly authorized to enter into this Agreement and all transactions contemplated hereby, (iii) that this Agreement and of all documents required by Lender in connection herewith is duly executed, and (iv) that in the event of a bankruptcy proceeding involving certain affiliates of Borrower, the assets of Borrower (including the Properties) will not be substantively consolidated with the assets of such affiliate;

     (g) the payment of Lender's assumption fee in the amount of 0.5% of the then outstanding principal balance of the Loan, and all other third party payments, fees, costs and expenses incurred in connection with this Agreement, which sum will not be applied to the outstanding principal, interest or other sums due Lender under the Note or other Loan Documents;

     (h) the deposit with Lender into the Debt Service Escrow an additional monthly debt service payment in the amount of $489,067.76 to be used in accordance with the terms of the Loan Documents; and

     (i) Borrower's and/or other persons' or entities' execution and delivery of such other certificates or documents as Lender may reasonably require.

     4.   Assumption Fee; Expenses.  As consideration for Lender's consent to
          ------------------------
the Transfer and the Leasing, Borrower covenants and agrees to pay to Lender at
Closing:

     (a) 0.5% of the then outstanding principal balance of the Loan, which represents the assumption fee to be paid to Lender for consenting to the Transfer and the Leasing (Lender acknowledges that it has received $25,000 as a non-refundable deposit which will be applied to the assumption fee at Closing); and

     (b) $80.00, which represents Lender's out-of-pocket costs for financial reports relating to the Transfer and the Leasing.

     Borrower shall, at or prior to Closing, pay the cost of any escrow, title insurance, filing or recording fees applicable to this transaction, including without limitation, Lender's reasonable attorneys' fees and costs, estimated at $25,000.

     5.   Representations and Warranties by Borrower. Borrower represents and
          ------------------------------------------
warrants to Lender, and acknowledges that Lender is relying thereon, as follows:

     (a) each of the Mortgages constitute a valid and enforceable first priority lien against the applicable Property encumbered thereby. There are no monetary liens against the Properties other than the Mortgages and other Permitted Encumbrances, including any liens for outstanding current property taxes;

     (b) that, as of September 10, 2001, (i) the current outstanding principal balance of the Note is $53,256,401.74; (ii) the current effective interest rate of the Note is 8.08% per annum; (iii) the current effective monthly principal and interest installment payment under the Note is $489,067.76, which is due and payable on the first day of each and every calendar month; (iv) the current effective monthly escrow payment to Lender for taxes on the Properties is

$116,955.34, which is due and payable on the first day of each and every calendar month; (v) the current effective monthly escrow payment to Lender for insurance on the Properties is $0; (vi) all installment payments due under the Note through and including September 1, 2001, have been paid current; (vii) there are no defenses or claims of setoffs with respect to any such sums or other amounts owing under the Note or any other Loan Documents; (viii) to Borrower's knowledge, no payment default exists of any amount due and owing under the Loan Documents and no late charges are currently owing thereunder; and
(ix) there are currently no outstanding default notices issued pursuant to the Loan Documents.

     (c) that, as of September 18, 2001, in accordance with the Loan Documents, the following balances for impounds, reserves and escrow accounts are on deposit with Lender:

            (i)   Tax Impound                              $  813,228.98
           (ii)   Insurance Impound                        $        0.00
          (iii)   Replacement Reserve                      $1,681,648.34
           (iv)   Repair Escrow Reserve                    $  387,762.28
            (v)   Debt Service Escrow                      $1,058,302.88

     (d) the execution and delivery by Borrower of this Agreement and the Management Agreement Subordination and the performance by Borrower of all of its obligations hereunder have been duly authorized;

     (e) the execution and delivery by AHT and Apple Suites of (i) the Borrower Principals' Consent attached hereto, (ii) the Personal Liability Acknowledgment, and (iii) the Environmental Indemnity Agreement have been duly authorized;

     (f) the execution and delivery by AHT of the AHT Financial Certificate have been duly authorized;

     (g) the execution and delivery by Apple Suites of the Apple Suites Financial Certificate has been duly authorized;

     (h) the execution and delivery by the Partnership of the Reaffirmation and Consent of Original Borrower Principal attached hereto has been duly authorized;

     (i) the execution and delivery by Crestline Capital of the Consent of Original Borrower Principal attached hereto has been duly authorized;

     (j) the execution by Borrower of this Agreement shall not constitute a breach of any provision contained in Borrower's organizational or formation documents, nor does Borrower's execution hereof constitute an event of default under any agreement to which Borrower is now or may hereafter become a party;

     (k) from and after the Transfer and Leasing: (i) no entity will have an ownership interest in the Properties other than Borrower and AHM; (ii) the Partnership shall be the sole equity member of Borrower, and Crestline RES III shall be the sole non-equity member of Borrower; (iii) AHT GP shall be the sole general partner of the Partnership (iv) AHT LP shall be the sole limited partner of the Partnership, and (v) AHT shall be the sole shareholder of Crestline RES III;

     (l) the execution and delivery by Borrower of this Agreement and the performance by Borrower of all of its obligations hereunder does not and will not violate any provision of any laws, or of any order, writ, judgment, injunction, decree, determination or award;

     (m) the execution and delivery by Borrower of this Agreement and the performance by Borrower of all of its obligations hereunder does not and will not result in a breach of or constitute a default under, cause or permit the acceleration of any obligation owed under, or require any consent (other than that of Lender or Marriott (which consent has been obtained)) under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which its property is bound or affected;

     (n) the consent of Lender to the Transfer and the Leasing shall not be deemed an agreement by Lender to accept additional changes to the Loan Documents, to waive any defaults under or breaches of the Loan Documents, whether now or hereafter existing, or to waive any of its rights under the Loan Documents;

     (o) this Agreement constitutes a legal, valid and binding obligation of Borrower in favor of Lender subject to all laws, including equitable principles, insolvency laws, and other matters applying to creditors.

     6.   Modification of Loan Agreement.  All references in the Loan Agreement
          ------------------------------
and the other Loan Documents to Crestline Capital, including references in Sections 5.1(m), 5.2(c)(i-ii) and 9.3(b) of the Loan Agreement, shall hereafter be references to "Apple Hospitality Two, Inc., a Virginia corporation", and AHT hereby affirms all of the obligations of Crestline Capital under the Loan Agreement.

     7.   Lender's Consent to Transfer and the Leasing; Release of Crestline
          ------------------------------------------------------------------
Capital.  Subject to the satisfaction of all of the conditions precedent
-------
described in Section 3 above, and except as expressly provided herein, Lender consents to the Transfer and the Leasing and agrees to release and forever discharge Crestline Capital and its affiliates, officers, directors and employees from any and all further obligations and liabilities of any kind it may now or hereafter have under the Loan Documents, except for (a) any environmental or other damage to the Properties occurring prior to Closing for which Crestline Capital would be liable or responsible pursuant to that certain Environmental Indemnity Agreement dated as of December 29, 1999 by and among Borrower, Crestline Capital and the Partnership in favor of the Original Lender, and (b) any acts arising from fraudulent or tortious conduct, including intentional or negligent misrepresentation of financial data presented to Lender by or on behalf of Crestline Capital (the "Release").

     8.   Limitation of Consent.  Lender's consent in this Agreement is strictly
          ---------------------
limited to the Transfer and the Leasing and this Agreement shall not constitute a waiver or modification of any requirement of obtaining Lender's consent to any further transfer of partnership interests in the Partnership or any future transfer of any other interests in Borrower or its constituent members, or any future transfer or leasing of the Properties or any portion thereof or interest therein, nor shall it constitute a modification of the terms, provisions, or requirements in the Loan Documents in any respect except as expressly provided herein. The Loan Documents are hereby ratified and except as expressly modified in this Agreement, remain unmodified and are in full force and effect.

     9.   No Representations by Lender.  Borrower acknowledges and agrees that
          -----------------------------
Lender has made no representation or warranty, either express or implied, regarding the Transfer or the Leasing or the Properties and has no responsibility whatsoever with respect to the Properties, the condition of the Properties or the use, occupancy or status of the Properties. To the extent Borrower has any claims now or in the future which in any manner relate to the Properties, the condition of the Properties, or the use, occupancy or status of the Properties, the same shall not be asserted against Lender or its agents, employees, professional consultants, affiliated entities, master servicers, sub-servicers, special servicers, primary servicers, successors or assigns, or asserted as a defense to any of the Loan Documents.

     10.  Effect of Agreement.  Upon the complete and timely satisfaction of the
          -------------------
conditions precedent set forth in Section 3 above, this Agreement and the other documents being executed concurrently herewith shall be deemed to form a part of the Loan Documents and the Release shall be deemed irrevocably granted (and Crestline Capital is hereby made a third party beneficiary of this Section 10). This Agreement shall not prejudice any present or future rights, remedies or powers belonging or accruing to Lender under the Loan Documents (except as affected by the Release), nor shall this Agreement impair the lien created by the Mortgages.

     11.  No Effect on Liens or Priority.  Nothing in this Agreement shall in
          ------------------------------
any way release, diminish or affect the first position lien of the Mortgages or any liens created by, or the agreements or covenants contained in, the Loan Documents or the first-lien priority of any such liens. Borrower agrees that the Note, the Mortgages and the other Loan Documents shall secure all other sums that may be advanced in the future by Lender pursuant to the terms of the Loan Documents.

     12.  Additional Representations and Warranties of Borrower.  Borrower
          -----------------------------------------------------
hereby represents and warrants that:

     (a)  Borrower is the owner of the Properties;

     (b) any court or third-party approvals necessary for Borrower to enter into this Agreement have been obtained;

     (c) the entities and/or persons executing this Agreement on behalf of Borrower are duly authorized to execute and deliver this Agreement;

     (d) this Agreement and the Loan Documents are in full force and effect and the transactions contemplated herein and therein constitute valid and binding obligations enforceable by Lender in accordance with their terms and have not been modified either orally or in writing;

     (e) Lender has not waived any requirements of the Loan Documents or any of Lender's rights thereunder;

     (f) to Borrower's knowledge, no Event of Default (as defined in the Mortgages) exists, nor does any event exist which, as a result of the passage of time or the expiration of any cure period, or both, would constitute an Event of Default; and

     (g) all representations and warranties referred to herein shall be true as of the date of this Agreement and Closing and shall survive closing.

     13.  Intentionally Omitted.

     14.  Release of Lender.  In consideration of Lender's agreement to enter
          -----------------
into this Agreement, Borrower, Crestline Capital, and each of the Partnership, AHT and Apple Suites (each as a "Borrower Principal") (collectively, the "Releasing Parties") hereby agree as follows:

     (a) Releasing Parties jointly and severally release and forever discharge Lender and its predecessors, successors, assigns, partners, directors, officers, agents, attorneys, administrators, trustees, subsidiaries, affiliates, beneficiaries, shareholders, representatives, master servicers, sub-servicers, primary servicers, special servicers, servants and employees (the "Released Parties") from any and all rights, proceedings, agreements, contracts, judgments, debts, costs, expenses, promises, duties, claims, demands, cross-actions, controversies, causes of action, damages, rights, liabilities and obligations, at law or in equity whatsoever, known or unknown, suspected or unsuspected, choate or inchoate, whether past, present or future, now held, owned or possessed by Releasing Parties individually or collectively as against the Released Parties from the beginning of time to the date of this Agreement under common law or statutory right, known or unknown, arising, directly or indirectly, proximately or remotely, out of the Properties, the Loan or any of the Loan Documents, this Agreement or any of the documents, instruments or any other transactions relating thereto or the transactions contemplated thereby including, without limitation, any and all rights, proceedings, agreements, contracts, judgments, debts, expenses, promises, duties, claims, demands, cross-actions, controversies, causes of action, damages, rights, liability and obligations whether based upon tort, fraud, breach of any duty of fair dealing, breach of confidence, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander, conspiracy or any claim for wrongfully accelerating the Note or wrongfully attempting to foreclose on any collateral relating to the Note, contract or usury, but only to the extent that the foregoing arise in connection with events which occurred prior to the date of this Agreement (collectively, the "Released Claims");

     (b) Without limiting the generality of the foregoing, this release shall include the following matters: all aspects of this Agreement, the Loan Documents and the negotiations between or on behalf of the Releasing Parties concerning this Agreement and the other Loan Documents, including, but not limited to, all meetings, telephone calls, correspondence and/or other contacts among or on behalf of the Releasing Parties, on the one hand, and Lender, on the other hand, incident to the attempts of said parties to reach an agreement, or in connection with the Loan Documents;

     (c) This release is intended to release all liability of any character claimed for damages, of any type or nature, for injunctive or other relief, for attorneys' fees, interest or any other liability whatsoever, whether statutory, or contractual or tort in character, or of any other nature or character, now or henceforth in any way related to any and all matters and dealings of any nature whatsoever asserted or assertable by or on behalf of Releasing Parties against Lender, and relating to the Properties or the Loan, including any loss, cost or damage in connection with, or based upon, any breach of fiduciary duty, breach of any duty of good faith or fair dealing, breach of confidence, breach of funding commitment, breach of any other duty, breach of any statutory right, fraud, usury, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influenced and Corrupt Organizations Act, intentional or negligent infliction of mental distress, tortious interference with corporate or other governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander, defamation, conspiracy or any other cause of action, but only to the extent that the foregoing arise in connection with events which occurred prior to the date of execution and delivery hereof.

     (d) Releasing Parties collectively and individually understand and agree that this is a full, final and complete release and agree that this release may be pleaded as an absolute and final bar to any or all suit or suits pending or which may hereafter be filed or prosecuted by the Releasing Parties against the Released Parties in respect of any of the matters released hereby, and that no recovery on account of the matters described herein may hereafter be had from Released Parties, and that the consideration given for this release is no admission of liability and that neither Releasing Parties nor those claiming under them will ever claim that it is.

     (e) Each of Releasing Parties expressly acknowledges and waives any and all rights and benefits conferred upon it by the provisions of Section 1542 of the California Civil Code, which provides:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

     Each of Releasing Parties acknowledges that the foregoing waiver of the provisions of Section 1542 of the California Civil Code was separately bargained for, and expressly consents that this Agreement shall be given full force and effect in accordance with each and all of its express terms and provisions, including those terms and provisions relating to unknown or unsuspected claims, demands and causes of action, if any, to the same effect as those terms and provisions relating to any other claims, demands and causes of action hereinabove specified.

     (f)  The provisions, waivers and releases set forth in this Section 14 are
                                                                 ----------
binding upon Releasing Parties and their respective agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys.

     15.  Notices.  All notices and other communications shall have been duly
          -------
given and shall be effective if (a) delivered by hand courier, (b) transmitted via telecopy (or other facsimile device) to the number set forth in Exhibit C
                                                                    ---------
to the Loan Agreement, (c) delivered prepaid by a reputable national overnight air courier service, or (d) sent by certified or registered mail, postage prepaid in each case to the respective party at the address set forth in
Exhibit C of the Loan Agreement, or at such other address as such party may
---------
specify by written notice to the other party hereto and shall in each case be effective upon delivery or refusal of the addressee to accept delivery.
No notice of change of address shall be effective except upon actual receipt. This Section 15 shall not be construed in any way to affect or impair any
     ----------
waiver of notice or demand provided in any Loan Document or to require the giving of notice or demand to or upon any Person in any situation or for any reason. In addition to the foregoing, Lender and Borrower may, from time to time, specify to the other party additional parties to whom copies of notices shall be sent by providing to the other party written notice of the name, address, telephone number and telecopy number of any such additional notice party. Delivery to such additional parties shall not be required to cause notices delivered to the principal parties to be effective. Each such additional notice party shall be entitled to receive and/or give any notice required or permitted to be given under the Loan Agreement or any other Loan Document. Additionally, the Loan Agreement and the Mortgages are supplemented to include the following addresses:

          Lender:

          Wells Fargo Bank Minnesota, N.A.
          c/o Bank of America, N.A.
          Capital Markets Servicing Group
          Mail Code: CA9-703-26-10
          P.O. Box 3609
          Los Angeles, California 90051-3609
          Attention: Servicing Manager

          Borrower:

          Residence Inn III LLC
          c/o Apple Hospitality Two, Inc.
          10 South Third Street
          Richmond, Virginia  23219
          Attention:  Glade Knight

          with a copy to:

          Jenkens & Gilchrist, P.C.
          1445 Ross Avenue
          Suite 3200
          Dallas, Texas  75202
          Attention:  Thomas E. Davis

     16.  Bankruptcy of Borrower.  Borrower, as a material inducement to Lender
          ----------------------
to enter into this Agreement, and in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, by its execution hereof covenants and agrees that in the event Borrower shall (a) file any petition with any bankruptcy court or be the subject of any petition under the United States Bankruptcy Code (11 U.S.C. (S)101 et seq., the "Code"), (b) file or be the
                                  ------
subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (c) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or (d) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, Lender shall thereupon be entitled, and Borrower irrevocably consents, to the entry of an order by a bankruptcy court granting to Lender relief from any automatic stay imposed by Section 362 of the Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in the Loan Documents, this Agreement or as otherwise provided by law or in equity, and Borrower hereby irrevocably waives its right to object to, attempt to enjoin or otherwise interfere with such relief and the exercise and enforcement by Lender of its rights and remedies following entry of such order. Without limiting the generality of the immediately preceding sentence, Borrower agrees that Lender will be entitled to and hereby consents to immediate relief from the automatic stay imposed by the Code to allow Lender to take any and all actions necessary, desirable or appropriate to enforce any rights Lender may have under the Loan Documents, including, but not limited to, the right to possession of the Properties, collection of rents, and/or the commencement or continuation of an action to foreclose Lender's liens and security interests. Borrower further agrees that the filing of any petition for relief under the Code by Borrower, without unanimous consent of its limited liability company managers, which postpones, prevents, delays, or otherwise hinders Lender's efforts to collect the amounts due under the Note or to liquidate any of the collateral therefor shall be deemed to have been filed in bad faith and, therefore, shall be subject to prompt dismissal or conversion to a case under Chapter 7 of the Code upon motion therefor by Lender. Further, Borrower agrees that it will not seek, apply for or cause the entry of any order enjoining, staying, or otherwise prohibiting or interfering with Lender's obtaining an order granting relief from the automatic stay and enforcement of any rights which Lender may have under the Loan Documents, including, but not limited to, Lender's right to possession of the Properties, collection of rents and/or the commencement or continuation of an action to foreclose Lender's liens and security interests under the Loan Documents.

     17.  Compliance With Interest Law.  It is the intention of Borrower and
          ----------------------------
Lender to conform strictly to the Interest Law (herein defined). Accordingly, Borrower and Lender agree that any provisions contained in the Note or in any of the other Loan Documents to the contrary notwithstanding, the aggregate of all interest, or consideration constituting interest under the Interest Law, that is taken, reserved, contracted for, charged or received under the Note or under any of the aforesaid documents or otherwise in connection with this loan transaction shall under no circumstances exceed the maximum amount of interest allowed by the Interest Law. If any excess interest is provided for in the Note or in any of the other Loan Documents, then (a) the provisions of this paragraph shall govern and control, (b) neither Borrower nor Borrower's successors or assigns shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest allowed by the Interest Law, (c) any such excess shall be deemed a mistake and canceled automatically and, if theretofore paid, shall be credited against the indebtedness (or if the Note shall have been paid in full, refunded to Borrower), and (d) the effective rate of interest shall be automatically subject to reduction to the Maximum Legal Rate of Interest (as hereinafter defined). To the extent permitted by the Interest Law, all sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the indebtedness shall be amortized, prorated, allocated and spread throughout the full term of the Note. For purposes of the Note, "Interest Law" shall mean any present or future law of the State of Maryland (meaning the internal laws of said state and not the laws of said state relating to choice of law), the United States of America or any other jurisdiction, which has application to the interest and other charges under the Note or under any of the other Loan Documents and to the classification of Borrower under such law. For purposes of the Note, the "Maximum Legal Rate of Interest" shall mean the maximum effective contract rate of interest that Lender may from time to time, by agreement with the Borrower, legally charge Borrower and in regard to which Borrower would be prevented from successfully raising the claim or defense of usury under the Interest Law as now or hereafter construed by courts of appropriate jurisdiction.

     18.  Terms Generally.  (a) Each definition contained in this or any other
          ---------------
Article of this Agreement shall apply equally to both the singular and plural form of the term defined. Each pronoun shall include the masculine, the feminine and neuter form, whichever is appropriate to the context. The words "included", "includes" and "including" shall each be deemed to be followed by the phrase, "without limitation." The words, "herein", "hereby", "hereof", and "hereunder" shall each be deemed to refer to this entire Agreement and not to any particular Article or Section hereof. Notwithstanding the foregoing, if any law is amended so as to broaden the meaning of any term defined in it, such broader meaning shall apply subsequent to the effective date of such amendment. Where a defined term derives its meaning from a statutory reference, any regulatory definition is broader than the statutory reference and any reference or citation to a statute or regulation shall be deemed to include any amendments to that statute or regulation and judicial and administrative interpretations of it, and (b) the following terms shall have the respective meanings ascribed to them in the Uniform Commercial Code as enacted and in force in the State of
Maryland: accessions, accounts, continuation statement, equipment, financing statement, fixtures, general intangibles, personal property, proceeds, security interest and security agreement.

     19.  Securities Act of 1933.  Neither Borrower nor any agent acting for
          ----------------------
Borrower has offered the Note or any similar obligation of Borrower for sale to or solicited any offers to buy the Note or any similar obligation of Borrower from any person or party other than Lender, and neither Borrower nor any agent acting for Borrower will take any action which would subject the sale of the Note to the provisions of Section 5 of the Securities Act of 1933, as amended.

     20.  Compliance with ERISA.  Borrower is not and will not be an "employee
          ---------------------
benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to plans for
                                   -----
purposes of Title I of ERISA, and none of the transactions contemplated hereby will result in a "governmental plan" within the meaning of Section 3(32) of ERISA and transactions by Borrower are not and will not be subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans.

     21.  Documentation Requirements, Sufficiency of Consents and Approvals.
          -----------------------------------------------------------------
Each written instrument required by this Agreement or any of the other Loan Documents to be furnished to Lender shall be duly executed by the person or party specified (or where no particular person or party is specified, by such person or party as Lender shall require), duly acknowledged where required by Lender and, in the case of affidavits and similar sworn instruments, duly sworn to and subscribed before a notary public duly authorized to act in the premises by governmental authority; shall be furnished to Lender in one or more copies as required by Lender; and shall in all respects be in form and substance reasonably satisfactory to Lender and its legal counsel. All title policies, surveys, appraisals, and other evidence, information or documentation required by Lender shall be in form and substance reasonably satisfactory to Lender and its legal counsel in all respects.

     22.  Evidentiary Requirements.  Where evidence of the existence or non-
          ------------------------
existence of any circumstance or condition is required by this Agreement to be furnished to Lender, such evidence shall in all respects be in form and substance reasonably satisfactory to Lender.

     23.  Number, Order and Captions Immaterial.  The numbering, order and
          -------------------------------------
captions or headings of the several articles, sections and paragraphs of this Agreement, the Note, the Mortgages and the other Loan Documents are for convenience of reference only and shall not be considered in construing such instruments.

     24.  Modifications.  Neither this Agreement, nor any term or provision
          -------------
hereof, may be changed, discharged or terminated, except by an instrument in writing signed by the party against whom enforcement of the change, discharge or termination is sought.

     25.  General Provisions.
          ------------------
               a.  Governing Law.  This Agreement shall be governed by the laws
                   -------------
          of the State of Maryland;

               b.  Severability.  In the event one or more provisions of this
                   ------------
          Agreement shall be invalid, illegal or unenforceable, the validity or enforceability of the remaining provisions shall not in any way be affected;

               c.  Rights Cumulative; Enforcement.  All of Lender's and
                   ------------------------------
          Borrower's rights, if any, under this Agreement shall be in addition to all of their respective rights under the Loan Documents, or available at law or in equity. This Agreement is subject to enforcement by Lender, at law or in equity, including, without limitation, actions for damages or specific performance;

               d.  Costs of Enforcement.  If any of the parties hereto shall
                   --------------------
          retain the services of an attorney or any other consultants in order to enforce this Agreement, or any portion hereof, the non-prevailing party(ies) agrees to pay the prevailing party(ies) any and all costs and expenses, including, without limitation, reasonable attorneys' fees, costs and disbursements, incurred by the prevailing party(ies) as a result thereof;

               e.  Counterparts.  This Agreement may be executed and
                   ------------
          acknowledged in any number of separate counterparts, each of which, when so executed and delivered, together shall be deemed an original, but all of which, collectively and separately, shall constitute one and the same agreement. All signatures need not be on the same counterpart. Each individual executing this Agreement in a representative capacity has been duly authorized to do so by all appropriate action;

               f.  Further Assurances.  Each of the parties hereto agrees to
                   ------------------
          execute and deliver all such documents and instruments, and do all such other acts and things, as may be reasonably required in the future to perfect, assure, confirm or effectuate the provisions of this Agreement;

               g.  Assignment.  This Agreement shall bind and inure to the
                   ----------
          benefit of the respective successors and assigns of each of the parties hereto; provided, however, Borrower may not assign this Agreement or any rights hereunder without Lender's prior written consent and any prohibited assignments shall be absolutely void. Lender reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in Lender's rights and benefits hereunder and under the Loan Documents, or any of them.

     26.  NO JURY TRIAL.  BORROWER AND LENDER HEREBY SEVERALLY, VOLUNTARILY,
          -------------
KNOWINGLY AND INTELLIGENTLY WAIVE ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF THE NEGOTIATION, DOCUMENTATION, ENFORCEMENT OR TERMS OF THIS AGREEMENT, THE NOTE, MORTGAGES OR ANY OTHER LOAN DOCUMENT OR CONCERNING THE OBLIGATIONS UNDER THIS AGREEMENT OR THE LOAN DOCUMENTS AND/OR WITH REGARD TO THE PROPERTY OR PERTAINING TO ANY TRANSACTION RELATED TO OR CONTEMPLATED IN THE MORTGAGES, REGARDLESS OF WHETHER SUCH ACTION OR PROCEEDING CONCERNS ANY CONTRACTUAL OR TORTIOUS OR OTHER CLAIM. BORROWER ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO LENDER'S CONSENT TO THE TRANSFER AND THE LEASING AND THAT LENDER WOULD NOT HAVE CONSENTED TO THE TRANSFER AND THE LEASING WITHOUT THIS JURY TRIAL WAIVER. BORROWER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS AGREEMENT AND UNDERSTAND THE LEGAL EFFECT OF THIS JURY TRIAL WAIVER.

     27.  ENTIRE AGREEMENT.  THIS AGREEMENT AND THE LOAN DOCUMENTS CONTAIN THE
          ----------------
ENTIRE AGREEMENT OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, THE SUBJECT MATTER OF THIS AGREEMENT, THE TRANSFER AND THE LEASING OR LENDER'S CONSENT TO THE TRANSFER AND THE LEASING AND SUPERSEDE ANY PRIOR WRITTEN OR ORAL AGREEMENTS BETWEEN THEM CONCERNING SAID SUBJECT MATTER. THERE ARE NO REPRESENTATIONS, AGREEMENTS, ARRANGEMENTS, OR UNDERSTANDINGS, ORAL OR WRITTEN, BETWEEN AND/OR AMONG THE PARTIES HERETO RELATING

TO THE SUBJECT MATTER CONTAINED IN THIS AGREEMENT, WHICH ARE NOT FULLY EXPRESSED HEREIN OR IN THE LOAN DOCUMENTS.

     28.  NO ORAL ARGUMENTS.  THE WRITTEN LOAN DOCUMENTS, INCLUDING THIS
          -----------------
AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

                 [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

BORROWER:

RESIDENCE INN III, LLC,
a Delaware limited liability company

By:  /s/ Glade M. Knight
   ------------------------------
Its: President
    -----------------------------

LENDER:

WELLS FARGO BANK MINNESOTA, N.A., as Trustee for the Registered Certificateholders of Banc of America
Commercial Mortgage Inc. Commercial Mortgage Pass-Through
Certificates, Series 2000-2

By:  ORIX Capital Markets, LLC, a Delaware
     limited liability company (f/k/a ORIX Real
     Estate Capital Markets, LLC, a Delaware
     limited liability company), as Master Servicer

     By: /s/ [illegible]
        ---------------------------
          Its: Portfolio Manager
              ---------------------

                                    JOINDER

     Crestline Capital hereby joins in the foregoing Agreement for the sole purpose of (i) agreeing to the provisions of Section 14 thereof and (ii) making the following representations and warranties for the benefit of Lender:

     Immediately prior to the consummation of the transactions described in Recital F of the Agreement:

     1. Marriott Residence Inn USA Limited Partnership, a Delaware limited partnership (the "Partnership"), owned one hundred percent (100%) of the equity membership interest in Borrower as the sole equity member of Borrower.

     2. CC USAGP LLC, a Delaware limited liability company ("CC USAGP"), owned a five percent (5%) partnership interest in the Partnership, as the sole general partner of the Partnership;

     3. CCMH Desert Springs Corporation, a Delaware corporation ("CCMG Desert Springs"), owned a one percent (1%) partnership interest in the Partnership, as a limited partner of the Partnership;

     4. CCRI USA LLC, a Delaware limited liability company ("CCRI USA"), owned a ninety-four percent (94%) partnership interest in the Partnership, as a limited partner of the Partnership.

     5. Crestline RES III Corporation, a Delaware corporation ("Crestline RES III"), owned the sole non-equity member interest in Borrower; and

     6. Crestline Capital owned one hundred percent (100%) of the stock shares in Crestline RES III, as the sole shareholder of Crestline RES III.

     By accepting delivery of the foregoing Agreement and this Joinder, Lender shall be irrevocably deemed to have agreed to the full Release of Crestline Capital as described in Sections 7 and 10 of the Agreement.

CRESTLINE CAPITAL CORPORATION,

a Maryland corporation

By: /s/ Larry K. Harvey
    --------------------------
Its: Senior Vice President
    --------------------------

                                 Exhibits A-J

                             Property Descriptions

                                   [omitted]

                         BORROWER PRINCIPALS' CONSENT

     Apple Hospitality Two, Inc., a Virginia corporation, and Apple Suites Advisors, Inc., a Virginia corporation (collectively, "Borrower Principals") hereby consent to the terms, conditions and provisions of the foregoing Consent and Amendment Agreement with Release ("Agreement") and the transactions contemplated by that Agreement. Borrower Principals agree to be bound by the provisions of the release set forth in Section 14 of the Agreement, the same as though Borrower Principals had been a signatory to said Agreement. Borrower Principals hereby reaffirm the full force and effectiveness of the Acknowledgment and Agreement of the Borrower Principals to Personal Liability for the Exceptions to Non-Recourse executed by Borrower Principals on the date hereof ("Acknowledgment"). In addition, Borrower Principals acknowledge that their obligations under the Acknowledgment are separate and distinct from those of Borrower on the Loan.

Dated September 28, 2001

APPLE HOSPITALITY TWO, INC.,
a Virginia corporation

By:  /s/ Glade M. Knight
     -------------------------------
     Glade M. Knight
     -------------------------------
     President
     -------------------------------

APPLE SUITES ADVISORS, INC.,
a Virginia corporation

By:  /s/ Glade M. Knight
     -------------------------------
     Glade M. Knight
     -------------------------------
     President
     -------------------------------

          ACKNOWLEDGMENT AND AGREEMENT OF THE BORROWER PRINCIPALS TO
             PERSONAL LIABILITY FOR THE EXCEPTIONS TO NON-RECOURSE

     Apple Hospitality Two, Inc., a Virginia corporation ("AHT"), and Apple Suites Advisors, Inc., a Virginia corporation ("Apple Suites") (each a "Borrower Principal") hereby represent to the Lender that AHT has a direct or an indirect ownership interest in the Borrower.

     BY SIGNING BELOW, each Borrower Principal understands, accepts and agrees to the provisions of the Note, including without limitation, Sections 7 and 8 of the Note. No transfer of AHT's ownership interest in the Borrower or in any other entity which directly or indirectly has an ownership interest in the Borrower shall release either Borrower Principal from liability hereunder, unless the Lender shall have approved the transfer. No such Borrower Principal shall exercise any right of subrogation against the Borrower by reason of any payment by the Borrower Principal pursuant to the Note, including without limitation, Sections 7 and 8 of the Note, prior to the full and final satisfaction of the Note and all other obligations of the Borrower under the Loan Documents.

     Notwithstanding any of the foregoing to the contrary, so long as no Event of Default has occurred under any of the Loan Documents, if at any time after twenty-four (24) months from the Closing, the Debt Service Coverage Ratio (as defined in the Loan Agreement) for the Trailing Twelve Months (as hereinafter defined) exceeds 2.50 to 1 (such time being referred to herein as the "Apple Suites Release Date"), then, from and after the Apple Suites Release Date, Apple Suites shall have no further liability under the Note, including without limitation, Sections 7 and 8 of the Note (it being understood that Apple Suites shall continue to be liable under Sections 7 and 8 of the Note for claims arising prior to the Apple Suites Release Date). For purposes hereof, "Trailing Twelve Months" shall mean the twelve (12) month period ending with the last calendar day of the month preceding the date that Apple Suites furnished Lender with an approved written request for release from liability in accordance with the terms of this paragraph.

Dated September 28, 2001

BORROWER PRINCIPALS
-------------------

APPLE HOSPITALITY TWO, INC.,
a Virginia corporation

By:  /s/ Glade M. Knight
     -----------------------------------
     Glade M. Knight
     -----------------------------------
     President
     -----------------------------------

APPLE SUITES ADVISORS, INC.,
a Virginia corporation

By:  /s/ Glade M. Knight
     -----------------------------------
     Glade M. Knight
     -----------------------------------
     President
     -----------------------------------

           REAFFIRMATION AND CONSENT OF ORIGINAL BORROWER PRINCIPAL

     Marriott Residence Inn USA Limited Partnership, a Delaware limited partnership, ("Borrower Principal") hereby consents to the terms, conditions and provisions of the foregoing Consent and Amendment Agreement with Release ("Agreement") and the transactions contemplated by that Agreement. Borrower Principal agrees to be bound by the provisions of the release set forth in
Section 14 of the Agreement, the same as though Borrower Principal had been a signatory to said Agreement. Borrower Principal hereby reaffirms the full force and effectiveness of the Acknowledgment and Agreement of the Borrower Principals to Personal Liability for the Exceptions to Non-Recourse attached to the Note dated December 29, 1999 ("Acknowledgment"). In addition, Borrower Principal acknowledges that its obligations under the Acknowledgment are separate and distinct from those of Borrower on the Loan.

Dated September 28, 2001

BORROWER PRINCIPAL
------------------

MARRIOTT RESIDENCE INN USA
LIMITED PARTNERSHIP
a Delaware limited partnership

By:  AHT Res III GP, Inc.,
     a Virginia corporation,
     Its general partner

     By: /s/ Glade M. Knight
         ----------------------------
         Glade M. Knight
         ----------------------------
         President
         ----------------------------